Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Summary of pro forma effect

	Year ended December 31,
	2011	2010

Book Income (loss)	$(1,171,921)	$142,305
Stock Compensation - non-deductible	818,595	-
Taxable Income (loss)	$(353,326)	$142,305
Rate	39%	39%
Tax Expense (benefit)	$(137,797)	$55,499

Net Earnings (Loss) Per Share	(.93)	.09
Basic and diluted

Weighted Average Number of Shares	1,113,701	1,016,800
Basic and diluted.